Property, Plant and Equipment	12 Months Ended
Dec. 31, 2021
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
13.	Property, plant and equipment
	Land	Production facilities	Equipment	Right of use assets	Construction in progress (“CIP”)	Total
Cost
Balance at December 31, 2019	26,606	166,442	24,021	16,509	58,031	291,609
Additions	8	213	2,886	763	4,319	8,189
Transfers from CIP	509	8,212	2,287	—	(11,008)	—
Reclass to assets held for sale	(1,547)	—	—	—	(1,451)	(2,998)
Dispositions	(499)	(162)	(50)	(825)	(991)	(2,527)
Disposition of Bridge Farm (note 6)	(16,300)	(21,587)	(249)	(14,431)	(39,734)	(92,301)
Foreign currency translation	(137)	(181)	(1)	(122)	(347)	(788)
Balance at December 31, 2020	8,640	152,937	28,894	1,894	8,819	201,184
Acquisition (note 5)	—	4,169	2,209	5,730	—	12,108
Additions	—	593	1,975	579	1,209	4,356
Transfers from CIP	3,748	—	—	—	(3,748)	—
Dispositions	—	(468)	(301)	(165)	(177)	(1,111)
Balance at December 31, 2021	12,388	157,231	32,777	8,038	6,103	216,537

Accumulated amortization and impairment
Balance at December 31, 2019	3	5,400	3,697	363	162	9,625
Depreciation	475	6,249	4,847	638	—	12,209
Impairment	—	60,658	—	—	5,659	66,317
Dispositions	—	(37)	(44)	(176)	—	(257)
Disposition of Bridge Farm (note 6)	(473)	(2,879)	—	(251)	—	(3,603)
Foreign currency translation	(5)	(27)	—	(3)	—	(35)
Balance at December 31, 2020	—	69,364	8,500	571	5,821	84,256
Depreciation	—	2,914	5,438	897	—	9,249
Impairment	—	60,000	—	—	—	60,000
Dispositions	—	—	(10)	(147)	—	(157)
Balance at December 31, 2021	—	132,278	13,928	1,321	5,821	153,348

Net book value
Balance at December 31, 2020	8,640	83,573	20,394	1,323	2,998	116,928
Balance at December 31, 2021	12,388	24,953	18,849	6,717	282	63,189

During the year ended December 31, 2021, depreciation expense of $4.9 million was capitalized to biological assets and inventory (year ended December 31, 2020 – $6.9 million).

Due to curtailment in the utilization of a portion of the capacity in the Company’s Olds facility to align cannabis production with current demand estimates, the Company determined that indicators of impairment existed at June 30, 2021. The impairment test for the Company’s Olds CGU used a value in use approach based on internal cash flow estimates at June 30, 2021, and a discount rate of 25%. The discount rate was estimated based on the Company’s weighted average cost of capital, adjusted for risks specific to the CGU. The estimated cash flows were based on a 5-year model taking into account the overall forecasted Canadian cannabis industry market size and the Company’s forecasted market share. A terminal value thereafter was applied. Based on the analysis, there was an impairment of the Company’s Olds CGU of $60.0 million as at June 30, 2021, as the estimated recoverable amount for this CGU of $70.0 million was lower than the respective carrying amount. The estimated value in use for the Company’s Olds CGU was sensitive to an increase in the discount rate. An increase to the discount rate by 1% would increase the impairment by approximately $7.3 million.

At December 31, 2021, the Company determined that no further indicators of impairment existed or indicators that a previous impairment should be reversed, and no impairment test was required.

During the year ended December 31, 2020, the Company determined that indicators of impairment existed with respect to the Company’s British Columbia CGU as a result of the Company’s disposition of its Kamloops property and decision to suspend further construction and development activities on its Merritt facility due to market conditions and available financing. Approximately $10.0 million had been invested into the Merritt facility which consisted of land and CIP. A test for impairment was performed at March 31, 2020, at the CGU level, by comparing the estimated recoverable amount to the carrying values of the assets. The estimated recoverable amount of the assets was determined to be their fair value less costs of disposal and an impairment of $5.7 million was recorded to write down the assets to their recoverable amount. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The recoverable amount of these assets was further reduced to $2.9 million due to the Company receiving utility deposits back on deferral of construction of the facility. Management is committed to a plan to sell the Merritt facility and the asset is available for immediate sale, resulting in the reclassification to assets held for sale on the consolidated statements of financial position.

During the year ended December 31, 2020, the Company determined that indicators of impairment existed with respect to the Company’s Alberta CGU as a result of decreasing estimates for the size of the potential Canadian cannabis market, the Company curtailing the number of flowering rooms being used for cultivation at its Olds facility and the carrying value of the Company’s total net assets significantly exceeding the Company’s market capitalization. A test for impairment was performed at September 30, 2020, at the CGU level, by comparing the estimated recoverable amount to the carrying values of the assets, using a value in use approach based on internal cash flow estimates and a discount rate of 25%. The discount rate was estimated based on the Company’s weighted average cost of capital, adjusted for risks specific to the CGU. The estimated cash flows were based on a 5-year model taking into account forecasted Canadian cannabis industry activity market size and Sundial’s forecasted market share. A terminal value thereafter was applied. Based on the analysis, the Company determined there was an impairment of the Company’s Alberta CGU of $60.0 million as at September 30, 2020, as the estimated recoverable amount for this CGU of $154.0 million was lower than the respective carrying amount.

On December 28, 2020, the Company announced a concentrates licensing agreement based out of its Rocky View facility. Within the agreement is a non-binding purchase agreement to sell the Rocky View facility for $5.0 million. The estimated recoverable amount of the Rocky View facility was determined to be its fair value less costs of disposal and an impairment of $0.7 million was recorded to write down the assets to their recoverable amount of $5.0 million. The fair value measurement is categorized within Level 3 of the fair value hierarchy.

All of the above impairments were recognized in the Company’s cannabis reporting segment.